Filed Pursuant to Rule 497

NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 20 dated February 14, 2018

to

Prospectus dated May 12, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. dated May 12, 2017 (the “Prospectus”), Supplement No. 1, dated June 14, 2017, Supplement No. 2, dated June 28, 2017, Supplement No. 3, dated July 26, 2017, Supplement No. 4, dated August 23, 2017, Supplement No. 5, dated September 13, 2017, Supplement No. 6, dated October 20, 2017, Supplement No. 7, dated October 23, 2017, Supplement No. 8, dated November 15, 2017, Supplement No. 9, dated November 22, 2017, Supplement No. 10, dated November 29, 2017, Supplement No. 11, dated November 30, 2017, Supplement No. 12, dated December 6, 2017, Supplement No. 13, dated December 13, 2017, Supplement No. 14, dated December 20, 2017, Supplement No. 15, dated December 28, 2017, Supplement No. 16, dated January 4, 2018, Supplement No. 17, dated January 10, 2018, Supplement No. 18, dated January 24, 2018, and Supplement No. 19, dated January 31, 2018. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest in shares of our common stock.

Management of the Company - Directors

Effective February 7, 2018, the Board of Directors (the “Board”) of NexPoint Capital, Inc. (the “Company”) appointed Dustin Norris to serve as an Interested Director of the Company effective on that date. The Board currently consists of six members, five of whom are not “interested persons” of the

Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Norris is an Interested Director because of his position with an affiliate of the Company’s investment adviser. Mr. Norris was appointed to serve as an Interested Director for a three-year term to expire in 2021.

The Board has not appointed Mr. Norris to serve on any committees of the Company. As an officer and Interested Director of the Company, Mr. Norris receives no direct remuneration from the Company.

There are no arrangements or understandings between Mr. Norris and any other persons pursuant to which he was selected as an Interested Director, and he does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Norris, age 34, has served as Secretary of the Company since 2014; Secretary of Highland Funds I (“HFI”), Highland Funds II (“HFII”) and Highland Floating Rate Opportunities Fund (“FRO”) since October 2017; Assistant Secretary of FRO from August 2017 to October 2017; Chief Product Strategist at Highland Capital Management Fund Advisors, L.P. (“HCMFA”) since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) since December 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Real Estate Strategies Fund since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.

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